Quarterly Holdings Report
for
Fidelity Flex® Funds
Fidelity Flex® Mid Cap Value Fund
October 31, 2021
ZMV-NPRT3-1221
1.9881565.104
Common Stocks - 98.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.6%
Liberty Global PLC Class C (a)	5,843	168,512
Media - 1.6%
Interpublic Group of Companies, Inc.	7,777	284,405
Nexstar Broadcasting Group, Inc. Class A	1,384	207,503
		491,908
TOTAL COMMUNICATION SERVICES		660,420
CONSUMER DISCRETIONARY - 11.3%
Auto Components - 0.8%
Adient PLC (a)	5,651	235,195
Distributors - 1.3%
LKQ Corp.	6,973	384,073
Diversified Consumer Services - 1.9%
Adtalem Global Education, Inc. (a)	6,781	250,422
Laureate Education, Inc. Class A	18,155	314,445
		564,867
Hotels, Restaurants & Leisure - 1.2%
Caesars Entertainment, Inc. (a)	3,283	359,357
Household Durables - 2.0%
Mohawk Industries, Inc. (a)	1,849	327,661
Taylor Morrison Home Corp. (a)	8,724	266,344
		594,005
Internet & Direct Marketing Retail - 1.3%
eBay, Inc.	4,926	377,923
Multiline Retail - 1.1%
Dollar Tree, Inc. (a)	3,064	330,177
Specialty Retail - 1.7%
Gap, Inc.	12,640	286,802
Rent-A-Center, Inc.	3,811	202,974
		489,776
TOTAL CONSUMER DISCRETIONARY		3,335,373
CONSUMER STAPLES - 5.2%
Beverages - 1.0%
Primo Water Corp.	17,980	285,882
Food & Staples Retailing - 1.0%
BJ's Wholesale Club Holdings, Inc. (a)	4,792	280,044
Food Products - 1.9%
Bunge Ltd.	1,514	140,257
Darling Ingredients, Inc. (a)	5,061	427,756
		568,013
Household Products - 0.6%
Reynolds Consumer Products, Inc.	6,774	182,763
Tobacco - 0.7%
Altria Group, Inc.	4,869	214,772
TOTAL CONSUMER STAPLES		1,531,474
ENERGY - 6.4%
Energy Equipment & Services - 0.9%
Liberty Oilfield Services, Inc. Class A (a)	21,185	273,710
Oil, Gas & Consumable Fuels - 5.5%
Canadian Natural Resources Ltd.	15,760	669,825
Cheniere Energy, Inc.	4,490	464,266
Hess Corp.	5,859	483,778
		1,617,869
TOTAL ENERGY		1,891,579
FINANCIALS - 17.2%
Banks - 2.8%
East West Bancorp, Inc.	2,870	228,108
First Citizens Bancshares, Inc.	344	279,982
Signature Bank	1,084	322,837
		830,927
Capital Markets - 4.8%
Ameriprise Financial, Inc.	1,630	492,472
Bank of New York Mellon Corp.	2,742	162,326
Lazard Ltd. Class A	7,393	362,183
LPL Financial	2,451	402,013
		1,418,994
Consumer Finance - 3.0%
OneMain Holdings, Inc.	6,435	339,832
SLM Corp.	17,107	313,913
Synchrony Financial	5,116	237,638
		891,383
Diversified Financial Services - 0.8%
Voya Financial, Inc.	3,135	218,729
Insurance - 5.8%
American Financial Group, Inc.	2,841	386,490
Arch Capital Group Ltd. (a)	8,921	373,076
Assurant, Inc.	2,290	369,400
Reinsurance Group of America, Inc.	1,828	215,850
The Travelers Companies, Inc.	2,272	365,519
		1,710,335
TOTAL FINANCIALS		5,070,368
HEALTH CARE - 6.4%
Biotechnology - 0.3%
United Therapeutics Corp. (a)	367	70,009
Health Care Providers & Services - 4.7%
Centene Corp. (a)	5,324	379,282
Cigna Corp.	2,824	603,235
Laboratory Corp. of America Holdings (a)	1,451	416,466
		1,398,983
Pharmaceuticals - 1.4%
Bristol-Myers Squibb Co.	3,095	180,748
Jazz Pharmaceuticals PLC (a)	1,742	231,756
		412,504
TOTAL HEALTH CARE		1,881,496
INDUSTRIALS - 19.4%
Aerospace & Defense - 0.8%
Curtiss-Wright Corp.	1,767	225,611
Air Freight & Logistics - 0.9%
FedEx Corp.	1,178	277,454
Building Products - 3.0%
Builders FirstSource, Inc. (a)	8,003	466,335
Jeld-Wen Holding, Inc. (a)	15,005	411,287
		877,622
Commercial Services & Supplies - 0.9%
The Brink's Co.	3,960	272,765
Construction & Engineering - 2.2%
Fluor Corp. (a)	14,296	277,914
Willscot Mobile Mini Holdings (a)	10,484	364,319
		642,233
Machinery - 2.0%
Allison Transmission Holdings, Inc.	8,973	299,339
Crane Co.	2,731	282,058
		581,397
Marine - 0.8%
Kirby Corp. (a)	4,530	237,417
Professional Services - 3.6%
ASGN, Inc. (a)	1,687	201,866
KBR, Inc.	5,251	222,852
Manpower, Inc.	2,461	237,856
Nielsen Holdings PLC	20,242	409,901
		1,072,475
Road & Rail - 2.4%
Ryder System, Inc.	2,502	212,545
TFI International, Inc. (Canada)	2,673	296,393
XPO Logistics, Inc. (a)	2,308	198,026
		706,964
Trading Companies & Distributors - 2.8%
AerCap Holdings NV (a)	3,750	221,400
Beacon Roofing Supply, Inc. (a)	6,079	321,397
Univar, Inc. (a)	11,323	289,642
		832,439
TOTAL INDUSTRIALS		5,726,377
INFORMATION TECHNOLOGY - 5.7%
Electronic Equipment & Components - 1.1%
Flex Ltd. (a)	20,012	338,203
IT Services - 2.2%
DXC Technology Co. (a)	8,299	270,298
Unisys Corp. (a)	14,286	365,293
		635,591
Software - 2.4%
NCR Corp. (a)	6,230	246,334
SS&C Technologies Holdings, Inc.	5,710	453,774
		700,108
TOTAL INFORMATION TECHNOLOGY		1,673,902
MATERIALS - 8.7%
Chemicals - 3.6%
Axalta Coating Systems Ltd. (a)	11,829	368,947
Olin Corp.	7,543	429,800
Tronox Holdings PLC	11,111	259,109
		1,057,856
Construction Materials - 0.7%
Eagle Materials, Inc.	1,506	223,430
Containers & Packaging - 3.0%
Berry Global Group, Inc. (a)	4,666	305,810
Crown Holdings, Inc.	2,903	301,883
O-I Glass, Inc. (a)	20,524	267,838
		875,531
Metals & Mining - 1.4%
Arconic Corp. (a)	8,075	237,567
Constellium NV (a)	9,143	168,323
		405,890
TOTAL MATERIALS		2,562,707
REAL ESTATE - 7.9%
Equity Real Estate Investment Trusts (REITs) - 7.9%
American Tower Corp.	1,221	344,285
Americold Realty Trust	7,906	232,990
CubeSmart	12,269	674,913
Equinix, Inc.	523	437,788
Equity Lifestyle Properties, Inc.	7,638	645,487
		2,335,463
Real Estate Management & Development - 0.0%
Cushman & Wakefield PLC (a)	835	15,356
TOTAL REAL ESTATE		2,350,819
UTILITIES - 8.3%
Electric Utilities - 3.9%
Edison International	7,944	499,916
NRG Energy, Inc.	6,009	239,699
PG&E Corp. (a)	35,936	416,858
		1,156,473
Independent Power and Renewable Electricity Producers - 2.1%
The AES Corp.	18,168	456,562
Vistra Corp.	8,420	164,948
		621,510
Multi-Utilities - 2.3%
CenterPoint Energy, Inc.	12,810	333,572
MDU Resources Group, Inc.	11,408	350,568
		684,140
TOTAL UTILITIES		2,462,123
TOTAL COMMON STOCKS (Cost $21,231,995)		29,146,638

U.S. Treasury Obligations - 0.2%
	Principal Amount (b)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.04% 12/30/21 to 1/13/22 (c) (Cost $69,996)	70,000	69,991

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (d) (Cost $289,460)	289,402	289,460

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $21,591,451)	29,506,089
NET OTHER ASSETS (LIABILITIES) - 0.1%	29,858
NET ASSETS - 100.0%	29,535,947

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	1	Dec 2021	278,940	1,698	1,698

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Legend

(a)	Non-income producing
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $20,997.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	256,574	14,598,793	14,565,908	281	1	-	289,460	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	-	365,200	365,200	1	-	-	-	0.0%
Total	256,574	14,963,993	14,931,108	282	1	-	289,460

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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